UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

delaware	001-39812	20-0362426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 817-5701

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, Midwest Holding Inc. (the “Company”) held its annual meeting of stockholders on June 6, 2023 (the “Annual Meeting”) at which the Company's stockholders approved the Company’s proposal for the re-election of two individuals to serve as directors of the Company for three-year terms expiring on the date of the annual meeting of stockholders in 2026 or until their respective successors are elected and qualified.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting its stockholders voted on the proposals indicated below. Record holders of the Company’s voting common stock, par value $0.001 per share (“Common Stock”) at the close of business on April 12, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. On the Record Date, there were 3,728,601 shares of Common Stock outstanding and entitled to vote. In total, 2,583,948 shares of Common Stock were represented at the Annual Meeting, constituting approximately 69.3% of the shares outstanding and entitled to vote as of the Record Date. These proposals are described in detail in the Company’s definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 24, 2023.

Election of Directors:

The first proposal was the election to the Board of Directors of two directors named in the Proxy Statement. Georgette Nicholas and Mike Minnich were re-elected as Class II Directors. The votes for these elected directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Georgette Nicholas	1,959,948	2,739	110	621,151
Mike Minnich	1,959,950	2,731	116	621,151

The Company’s continuing directors after the Annual Meeting are Georgette Nicholas, Mike Minnich, Nancy Callahan, Diane Davis, John Hompe, Firman Leung, Yadin Rozov and Kevin Sheehan.

Advisory, Non-Binding Vote on the Compensation of the Company’s Named Executive Officers

The second proposal was an advisory, non-binding vote on the compensation of the Company’s named executive officers, which was approved by the Company’s stockholders. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
1,950,462	3,634	8,701	621,151

Ratification of the Appointment of Mazars USA LLP as the Company’s Independent Registered Public Accounting Firm for the 2023 Fiscal Year

The third proposal was a vote to ratify the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, which was approved by the Company’s stockholders. The votes on the proposal were:

For	Against	Abstain
2,582,974	519	455

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 9, 2023

MIDWEST HOLDING INC.

By:	/s/ Georgette Nicholas
Name:	Georgette Nicholas
Title:	Chief Executive Officer